Common Stock	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Common Stock

Note 7 - Common Stock

During the year ended December 31, 2011, the Company cancelled 187,500 common shares issued for services rendered at $0.51 per share for the total amount of $95,625, and returned the shares back to treasury.

During the year ended December 31, 2010, the Company issued 250,000 common shares for services rendered at $0.51 per share. From this, $95,625 has been shown under treasury stock as the shares were issued but not released to the consultant. During the year ended December 31, 2010, the Company issued 139,412 common shares for purchase of assets. The fair market value of the shares issued was at $0.51 per share for a total value of $71,100.